(NASDAQ: ALOT)
Albert W. Ondis, Founder, Chairman & CEO
Everett V. Pizzuti, President & COO
Joseph P. O’Connell, Senior Vice President & CFO
March 31, 2011

Table of Contents
          Page
Forward Looking Statements……………………..………………………………..3
Corporate Profile………..…………………………………………………………4-5
Key Investment Highlights…..…………………………………………………....6-9
Three Year Strategic Plan - Corporate Financial Objectives………………….10
Financials…...……………………………………………………………………11-19
Product Groups
 QuickLabel Systems.…………………………………….……………………21-23
 Ruggedized Products……………...…………………………………………..24-27
 Test & Measurement….…………………………………………..…………...28-29
 Grass Technologies……………………………………………………………30-33
Recent Events………………………...………………………………………… 34-36
Expectations…...…………………………………………………………………37-38

Certain of the statements contained in this presentation may be considered forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Act of 1934, as amended. To the extent that any of the statements contained herein relating to
Astro-Med, Inc. or its products or markets are forward-looking, such statements are based on management’s assumptions
and/or current expectations that involve a number of
uncertainties and risks. Such uncertainties and risks include, but are not limited to, those outlined in our Form 10K and other public filings, which we make from time to time with the
Securities and Exchange Commission.
 Forward-Looking Statements

 Corporate Profile
Astro-Med®, Inc. manufactures systems that acquire, process, analyze, store, and present data in a variety of useable forms.
We develop and sell
hardware and software
systems for industrial
test and measurement,
ruggedized airborne printing,
neurophysiological test and
analysis, and labeling and
package identification.
All of our systems include
related consumables.

 Corporate Profile

 Astro-Med products are marketed around the world under four brand names: Astro-Med® Ruggedized Products, Astro-Med® Test &
Measurement, Grass® Technologies, and QuickLabel® Systems.
 Our product applications are diverse, and so are our customers. We make specialty printers that produce high-end labels, and specialty printers that produce hard copies of aircraft cockpit communications. We make data acquisition systems that record and analyze equipment performance, and data acquisition systems that record and analyze the human brain.
 We focus on product innovation, and we are committed to total quality management and customer satisfaction. We sell our products direct in the USA, Canada, France, Germany, and in the UK, and via
channel distribution in the rest of the world. We are ISO 9001 certified and have also achieved the rigorous AS9100 quality standard.

Astro-Med, Inc:
Key Investment Highlights

Key Investment Highlights:
• Strategic Growth Plan - 3 Year
 ➢ Organic - R&D funding at 7% of total revenues
 ➢ Acquisitions - Multiple target companies identified
 ➢ 7% - 10% Annual revenue growth
 ➢ 20% - 40% Net Income growth
• Market Leader in In-House, On-Demand
 Digital Color Label Printing
 ➢ Innovation with multiple label printing technologies
 ➢ Rapidly growing label consumables business
● Long-term Contracts
 ➢ Contracts in-hand to supply airborne printers for new Boeing and Airbus passenger planes and also military airplanes

Key Investment Highlights:
 • Recurring Consumables Revenues
 ➢ 52% of total sales revenue
● Global Distribution Network
 ➢ Direct sales and service - North America and Europe
 ➢ Dealer channel - 85 firms
• Proven, Experienced Management Team

Key Investment Highlights:
 ● Strong Capital Structure
   ➢ $21 million in cash and securities
   ➢ Current ratio 6.62 - 1
   ➢ No debt
   ➢ Strong EBITDA
   ➢ 10% CAGR for annual cash dividend over last 5 years
   ➢ Cash dividends at $0.28/share - current yield 3.7%

 ● Diversified Product Groups
   ➢ QuickLabel Systems
   ➢ Astro-Med Test & Measurement
   ➢ Astro-Med Ruggedized Products
   ➢ Grass Technologies

ANNUAL REVENUE GROWTH RATE	7% - 15%
GROSS PROFIT MARGINS	42% - 45%
OPERATING PROFIT MARGINS	10% - 13%
RETURN ON SALES	5% - 7%
RETURN ON EQUITY*	8% - 15%
EBITDA TO SALES	8% - 14%
INTERNATIONAL SALES TO TOTAL SALES	35% - 40%
DIVIDEND GROWTH	8% - 10%

Three Year Strategic Plan
FY 2012-FY2014
Corporate Financial Goals
Financial
Goals
*Excludes cash and investments

Astro-Med, Inc:
Financials

	2011(1)	2010(2)	2009
NET SALES	$ 71,016	$ 64,031	$71,783
GROSS PROFIT	$28,666	$26,628	$31,068
GROSS PROFIT%	40.4%	41.6%	43.3%
OPERATING INCOME	$2,656	$3,354	$4,626
MARGIN	3.7%	5.2%	6.4%
NET INCOME	$2,062	$2,766	$2,964
EPS - DILUTED	$0.28	$0.38	$0.40
EBITDA	$4,311	$4,922	$5,494

(1) Fiscal 2011 results include a tax benefit of $241,000 or $0.03 per diluted share recorded as a result of the resolution of a previously uncertain tax position and a tax benefit of $130,000 or $0.02 per diluted share related to a favorable adjustment in the filing of the prior year’s foreign tax returns.
Financial Highlights
($ in thousands except per share data)
(2) Fiscal 2010 results include a gain on legal settlement of $1,391,000 ($904,000 net of tax or $0.12 per diluted share); a gain on bargain purchase related to the acquisition of Label Line of $112,000 or $0.02 per diluted share; and a tax benefit of $335,000 or $0.05 per diluted share recorded as a result of the resolution of a previously uncertain tax position.
GAAP BASIS

	2011	2010	2009
NET SALES	$ 71,016	$ 64,031	$71,783
GROSS PROFIT	$28,666	$26,628	$31,068
GROSS PROFIT%	40.4%	41.6%	43.3%
OPERATING INCOME	$2,656	$1,963	$4,626
MARGIN	3.7%	3.1%	6.4%
NET INCOME	$1,691	$1,415	$2,964
EPS - DILUTED	$0.23	$0.19	$0.40
EBITDA	$4,311	$4,922	$5,494

Fiscal Year Ended
January 31,
Financial Highlights
($ in thousands except per share data)
NON GAAP BASIS

Consumables $37,113 [ 52%]
Hardware $28,686 [ 41%]
Service and Other $5,217 [ 7%]
Product Mix
FY2011 Net Sales: $71,016
($ in thousands)

Domestic $50,614 [ 71%]
International Branches $14,027 [ 20%]
International Dealers $6,375 [ 9%]
FY2011 Net Sales: $71,016
($ in thousands)
Channel Distribution

QuickLabel $39,500 [ 56%]
T&M and Ruggedized Products
$14,837 [ 21%]
Grass $16,679 [ 23%]
By Segment
FY2011 Net Sales: $71,016
($ in thousands)

QuickLabel $1,847 [ 29%]
T&M and Ruggedized Products
$1,200 [ 19%]
Grass $3,358 [ 52%]
By Segment
FY2011 Segment Operating
Profit: $6,405
($ in thousands)

	2011	2010	2009
CASH & MARKETABLE SECURITIES	$20,630	$23,670	$22,104*
CURRENT ASSETS	$49,700	$49,868	$48,023
TOTAL ASSETS	$64,999	$64,676	$62,155
CURRENT LIABILITIES	$ 7,503	$ 7,552	$ 7,904
DEBT	0	0	0
SHAREHOLDERS’ EQUITY	$54,289	$54,233	$51,471
Fiscal Year Ended January 31,
______________________
*Includes investments classified as non-current.
Selected Balance Sheet Data
($ in thousands)

	2011	2010	2009
CASH PER SHARE(1)	$2.85	$3.32	$ 3.15
CURRENT RATIO	6.62:1	6.12:1	6.08:1
BOOK VALUE PER SHARE	$7.50	$7.58	$7.33
RETURN ON EQUITY(2)	6.3%	8.8%	8.0%
CASH DIVIDEND PER SHARE	$0.28	$0.24	$0.24

 Fiscal Year Ended January 31,
__________________
(1) Includes investments.
(2) Excludes cash and investments.
Selected Financial Metrics
($ in thousands)

Astro-Med, Inc:
Product Groups

Astro-Med, Inc

QuickLabel Systems

The Labels You Want When You Need Them®

ViVo! Touch

QuickLabel Systems Brand

Astro-Med, Inc

QuickLabel Systems

The Labels You Want When You Need Them®

• Market Size:  $4 Billion
• Revenue FY2011: $40 million
• Market Growth: 8% to 15%
• Growth Driver:  The growing demand for fast turn-around digitally printed color labels
• Technologies:  Electrophotographic (EP - toner-based)
    Thermal Transfer; Ink Jet

• Products:  ● Digital Label Printers
    ● Consumables: Labels and Inks
    ● Custom Label Printing Services
    ● Labeling Software & Accessory Devices
    ● Service & Support

• Industry Markets:
➢ Food & Beverage
➢ Industrial Chemicals & Chemical Cleansers
➢ Dietary Supplements & Pharmaceuticals
➢ Personal Care Products
➢ Medical Device Products
➢ Hardware
➢ Electronics
➢ Household Goods
➢ Tires
➢ Promotional Products & Advertising Specialties

Astro-Med®, Inc

Astro-Med®, Inc

RUGGEDIZED PRODUCTS

24

Ruggedized Product Group

Astro-Med, Inc

Astro-Med, Inc

RUGGEDIZED PRODUCTS

• Estimated Annual Market Size: $50 Million
• Market Growth:  15% to 25%
• Growth Driver:   Improved passenger safety in the
      skies through accurate communications
• Contracts on Hand:  - Airbus A380
       - Airbus A400M
      - Boeing 787
      - Boeing C-17
 - Lockheed C-130 (via Boeing)
 - Panasonic In-flight Entertainment Systems on:
     - Boeing 747,767,777
      - Airbus A330, A340
     - Bombardier Global Vision Flight Deck
    - Air Cargo Carrier

Astro-Med, Inc

Astro-Med, Inc
RUGGEDIZED PRODUCTS

Boeing C-17
TW4, TS
Airbus A400M
TW4
Boeing C-130 AMP
TW4, TS2
Boeing B787
TW4
Lockheed Martin C-130J
TS2
Airbus A380
flight deck, cabin
TW4
Bombardier Global Express
TW4
Panasonic IFE
TW4
Thales IFE
TW4
Bombardier Global 5000
TW4
Contracts On Hand

Astro-Med, Inc

Astro-Med, Inc
RUGGEDIZED PRODUCTS

- **Estimated Revenue to be Derived from Existing Contracts:**
  $140 Million

- ***Products:*** Ruggedized Airborne Printers for Cockpit and Cabin; Ruggedized Ethernet Switches; PDA Chargers

- ***Industry Markets:***
  - -Large Commercial Airplanes
  - -Business and Regional Airplanes
  - -Military Transport Aircraft
  - -Military Vehicles
  - -Land and Sea Based Vehicles and Vessels

Astro-Med, Inc

Astro-Med, Inc

Test & Measurement Product Group

Astro-Med, Inc
TMX

Test & Measurement Product Group

• Market Size:  $100 Million
• Revenue FY2011: $9 Million
• Market Growth: 5% to 8%

• Growth Driver: The increased need to troubleshoot the complex electrical and electronic systems in industrial
    systems and grids
• Technologies:  Data Acquisition

• Products:  Portable Data Recorders, Telemetry Recorder
    Workstations
• Industry Markets: Aerospace, Power, Heavy Industry, Military,
    Transportation, Manufacturing

Astro-Med, Inc

GRASS TECHNOLOGIES
An Astro-Med, Inc Subsidiary

AURA
PSG
GRASS TECHNOLOGIES

Grass Technologies Corporation

Astro-Med, Inc

GRASS TECHNOLOGIES
An Astro-Med, Inc Subsidiary

- ***Market Size:*** $75 - 125 M

• Revenue FY2011: $17 million
• Market Growth: 4% to 6%
• Growth Driver: Continued growth in Sleep health and
    expansion of Neurodiagnostic monitoring
    in ICU.
• Industry Markets: Neurodiagnostic Devices and Supplies
    for Clinical and Research Applications

Astro-Med, Inc

GRASS TECHNOLOGIES
An Astro-Med, Inc Subsidiary

• Sleep Diagnostic/PSG Instruments:
➢ Comet XL Lab-based PSG, Comet Portable PSG, AURA
 PSG Wireless/Ambulatory Systems, AURA PSG LITE
 Ambulatory Sleep Screener, SleepTrek3 Home Sleep
 Screener
• Research Instruments:
➢ Amplifiers, Amplifier Systems, Stimulators, Transducers
 and Tissue-Organ Baths
Product Lines:

• EEG/Long-Term Monitoring:
➢ Comet XL Lab-based EEG, Comet Portable EEG, TREA
 Ambulatory EEG System, Beehive Horizon Long-term
 Monitoring, S12x cortical stimulator
• Electrodes:
➢ Genuine Grass® Precious Metal Recording Electrodes,
 Grass Disc, Ear Clip, Needles & Nasopharyngeal
 Electrodes, Grass Silver-Silver Chloride Electrodes,
 Grass Cortical Electrode Accessories
Product Lines:

Astro-Med, Inc:
Recent Events

 Recent Events
♦  Recently introduced the VIVO! Touch intelligent color label printer at several important trade shows including the Pack Expo in Chicago,
 Illinois
♦  Established Three Year Strategic Business Plan for
 FY 2012 - FY 2014
♦  Introduced the ToughWriter® 5, the smallest and lightest
 fully-featured cockpit printer in the world
♦  Achieved AS9100 Quality Management System Certification,
 meeting rigorous Aerospace Industry standard for Ruggedized products

♦  Launched Test & Measurement’s TMXTM, a multi-channel
 high speed data acquisition system

 Recent Events (continued)
♦    Received FDA Clearance to Market its S12X Cortical Brain Stimulator
♦    Completed expansion of consumable manufacturing facility in
 Rhode Island
♦    Expanded QuickLabel media manufacturing in Frankfurt, Germany and
 Montreal, Canada
♦    Continued expansion of Astro-Med’s Export business

Astro-Med, Inc:
Expectations

 Expectations
♦  Sales Revenue in FY 2012 expected to grow 10%
♦  Operating Income in FY 2012 expected to grow > 25%
♦  EPS expected to be $0.33 - $0.35 in FY 2012
♦  Internally developed new products will promote revenue
 and profit growth in FY 2012
♦  Strategic Acquisitions, as appropriate, to be made in FY
 2012

Thank You
“ALOT”!